UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 10, 2024
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GoodRx Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (855) 268-2822
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On January 10, 2024, GoodRx Holdings, Inc. (the “Company”) issued a press release announcing the Company’s preliminary estimates of certain financial results for the three months and year ended December 31, 2023. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
These preliminary financial results are unaudited, based on the Company’s current estimate of its results for the three months and year ended December 31, 2023, and remain subject to change based on the completion of closing and review procedures and the execution of the Company’s internal control over financial reporting.
The information in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.
The following exhibits are included with this Current Report on Form 8-K:

99.1*	Press Release, dated January 10, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
*Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	January 10, 2024	By:	/s/ Karsten Voermann
Name: Karsten Voermann Title: Chief Financial Officer